UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2008 (September 15, 2008)

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01,	“Regulation FD Disclosure”

On September 15, 2008, the registrant issued a press release announcing its acquisition of Fermat International. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01,	“Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release of Moody’s Corporation dated September 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins Senior Vice President and General Counsel

Date: September 18, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Moody’s Corporation dated September 15, 2008.